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                                                                   EXHIBIT 10.10


                                     MASTER

                          ATLANTIC DATA SERVICES, INC.

                    STOCK PURCHASE AND RESTRICTION AGREEMENT


         ATLANTIC DATA SERVICES, INC., a Massachusetts corporation (the "Company"), hereby awards as of [DATE] to [NAME] (the "Purchaser"), the right to purchase a maximum of [NUMBER NOT EXCEEDING AVAILABLE SHARE LIMIT] shares (the "Shares") of its Class A Common Stock, $.01 par value ("Class A Common Stock"), at the price of $[PRICE] per share (the "Purchase Price Per Share"). The Shares shall be governed by the following terms and conditions:

         1. AWARD UNDER 1997 STOCK PLAN. The Shares are awarded pursuant to and are governed by the Company's 1997 Stock Plan (the "Plan") and, unless the context otherwise requires, terms used herein shall have the same meaning as in the Plan. Determinations made in connection with this award pursuant to the Plan shall be governed by the Plan as it exists on this date.

         2.       PURCHASE AND SALE OF SHARES.

                  (a) Subject to the terms and conditions of the Plan and this Stock Purchase and Restriction Agreement, Purchaser hereby purchases from the Company, and the Company hereby sells to the Purchaser, the Shares at the Purchase Price Per Share or an aggregate purchase price of $___________ (the "Aggregate Purchase Price").

                  (b) The Company hereby acknowledges receipt from the Purchaser of the Aggregate Purchase Price and the Purchaser hereby acknowledges receipt of a stock certificate issued in her, his or its name representing the Shares.

                  (c) The Purchaser hereby acknowledges receipt from the Company of a stock certificate issued in her, his or its name representing the Shares.

         3. VESTING OF SHARES IF BUSINESS RELATIONSHIP CONTINUES. [ONE-THIRD] of the Shares shall vest immediately on the date hereof and, if the Purchaser has continued to serve the Company or any Related Corporation in the capacity of an employee, officer, director or consultant (such service is described herein as maintaining or being involved in a "BUSINESS RELATIONSHIP WITH THE COMPANY") on the following dates, an additional number of the Shares shall vest in accordance with the schedule below:

         One year but less than two years from - [NUMBER] shares the date hereof

         Two years from the date hereof         - an additional [NUMBER] shares
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         Any of the Shares that vest in accordance with this schedule shall be deemed "Vested Shares" and any of the Shares that have not yet vested in accordance with this schedule shall be deemed "Unvested Shares." Notwithstanding the foregoing, in accordance with and subject to the provisions of the Plan and
Section 17 herein, the Board of Directors may, in its discretion, accelerate the date that any installment of the Shares vest, and accordingly, upon such acceleration, any such shares shall be deemed Vested Shares.

         4.       TERMINATION OF BUSINESS RELATIONSHIP.

                  (a) If the Purchaser's Business Relationship with the Company and all Related Corporations is terminated with or without Cause (as defined below), including by reason of death or disability if the Purchaser is a natural person, no further installments of the Shares shall vest and Vested Shares shall be those Shares that vested as of the date of termination in accordance with Section 3.

                  (b) DEFINITION OF CAUSE. "Cause" shall mean conduct involving one or more of the following: (i) the substantial and continuing failure of the Purchaser, after notice thereof, to render services to the Company or Related Corporation in accordance with the terms or requirements of her, his or its Business Relationship; (ii) disloyalty, gross negligence, willful misconduct, dishonesty or breach of fiduciary duty to the Company or Related Corporation; (iii) the commission of an act of embezzlement or fraud; (iv) deliberate disregard of the rules or policies of the Company or Related Corporation which results in direct or indirect loss, damage or injury to the Company or Related Corporation; (v) the unauthorized disclosure of any trade secret or confidential information of the Company or Related Corporation; or (vi) the commission of an act which constitutes unfair competition with the Company or Related Corporation or which induces any customer or supplier to breach a contract with the Company or Related Corporation.

         5.       RESTRICTIONS ON TRANSFER AND RESALE.

                  (a) The Shares may not be transferred without the Company's written consent except by will, by the laws of descent and distribution and in accordance with the provisions of Section 5(b) herein and Sections 7 and 8, if applicable.

                  (b) Notwithstanding the foregoing, upon written notice from the Purchaser to the Company, the Shares may be transferred by the Purchaser to a trust, corporation, partnership or other estate planning vehicle for the benefit of such Purchaser (each an "Estate Planning Entity"); provided, however, that prior to the transfer of any of the Shares to an Estate Planning Entity such Estate Planning Entity shall execute an agreement with the Company pursuant o which such Estate Planning Entity agrees to be subject to the restrictions set forth in this Agreement.

                  (c) The Shares will be of an illiquid nature and will be deemed to be "restricted securities" for purposes of the Securities Act of 1933, as amended (the
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         "Securities Act"). Accordingly, such Shares must be sold in compliance with the registration requirements of the Securities Act or an exemption therefrom. Each certificate evidencing any of the Shares shall bear a legend substantially as follows:

                  "THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON TRANSFER AND MAY NOT BE SOLD, EXCHANGED, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF EXCEPT IN ACCORDANCE WITH AND SUBJECT TO ALL THE TERMS AND CONDITIONS OF A CERTAIN STOCK PURCHASE AND RESTRICTION AGREEMENT DATED AS OF __________, 199_, A COPY OF WHICH THE COMPANY WILL FURNISH TO THE HOLDER OF THIS CERTIFICATE UPON REQUEST AND WITHOUT CHARGE."

         6.       INVESTMENT INTENT.

                  (a) Purchaser represents and warrants that she, he or it has acquired the Shares for her, his or its own account for the purpose of investment and not with a view to resale or distribution.

                  (b) The certificates evidencing the Shares shall be endorsed with a legend, in addition to any other legends required by this Agreement, substantially as follows:

                  "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THESE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO DISTRIBUTION OR RESALE, AND MAY NOT BE SOLD, MORTGAGED, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND APPLICABLE STATE SECURITIES LAWS, OR THE AVAILABILITY OF AN EXEMPTION FROM THE REGISTRATION PROVISIONS OF THE SECURITIES ACT OF 1933, AS AMENDED, AND APPLICABLE STATE SECURITIES LAWS."

                  (c) Purchaser understands and agrees that neither the Company nor any agent of the Company shall be under any obligation to recognize any transfer of any of the Shares if, in the opinion of counsel for the Company, such transfer would result in violation by the Company of any federal or state law with respect to the offering, issuance or sale of securities.

         7.       COMPANY'S RIGHT OF FIRST REFUSAL.

                  (a) EXERCISE OF RIGHT. If the Purchaser desires to transfer all or any part of the Vested Shares to any person other than the Company (an "Offeror"), the Purchaser
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         shall: (i) obtain in writing an irrevocable and unconditional bona fide offer (the "Offer") for the purchase thereof from the Offeror; and (ii) give written notice (the "Notice") to the Company setting forth the Purchaser's desire to transfer such shares, which Notice shall be accompanied by a photocopy of the Offer and shall set forth at least the name and address of the Offeror and the price and terms of the Offer. Upon receipt of the Notice, the Company shall have an assignable option to purchase any or all of such Vested Shares (the "Company Shares") specified in the Notice, such option to be exercisable by giving, within 30 days after receipt of the Notice, a written counter-notice to the Purchaser. If the Company elects to purchase any or all of such Company Shares, it shall be obligated to purchase, and the Purchaser shall be obligated to sell to the Company, such Company Shares at the price and terms indicated in the Offer within 30 days from the date of delivery by the Company of such counter-notice.

                  (b) SALE OF SHARES TO OFFEROR. The Purchaser may, for 60 days after the expiration of the 30-day option period as set forth in
         Section 7(a), sell to the Offeror, pursuant to the terms of the Offer, any or all of such Company Shares not purchased or agreed to be purchased by the Company or its assignee; provided, however, that the Purchaser shall not sell such Company Shares to such Offeror if such Offeror is a competitor of the Company and the Company gives written notice to the Purchaser, within 30 days of its receipt of the Notice, stating that the Purchaser shall not sell her, his or its Company Shares to such Offeror; and provided, further, that prior to the sale of such Shares to an Offeror, such Offeror shall execute an agreement with the Company pursuant to which such Offeror agrees to be subject to the restrictions set forth in this Section 7. If any or all of such Company Shares are not sold pursuant to an Offer within the time permitted above, the unsold Company Shares shall remain subject to the terms of this Section 7.

         8.       COMPANY'S RIGHT OF REPURCHASE.

                  (a) RIGHT OF REPURCHASE. The Company shall have the right (the "Repurchase Right") to repurchase any or all of the Shares from the Purchaser, upon the occurrence of any of the events specified in
         Section 8(b) below (the "Repurchase Event"). The Repurchase Right may be exercised by the Company within 60 days following the date the Company receives actual knowledge of such event (the "Repurchase Period"). The Repurchase Right shall be exercised by the Company by giving the Purchaser written notice on or before the last day of the Repurchase Period of its intention to exercise the Repurchase Right, and, together with such notice, tendering to the holder an amount equal to the following: (i) for Vested Shares, the fair market value, in the case of an event specified in Section 8(b)(i), (ii) or (iii) below, and the Purchase Price Per Share in the case of an event specified in
         Section 8(b)(iv) below, and (ii) for Unvested Shares, the Purchase Price Per Share in the in the case of any event specified in Section 8(b) below. The Company may assign the Repurchase Right to one or more persons. Upon timely exercise of the Repurchase Right in the manner provided in this Section 8(a), the holder shall deliver to the Company the stock certificate or certificates representing the shares
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         being repurchased, duly endorsed and free and clear of any and all liens, charges and encumbrances.

                  If any of the Shares are not purchased under the Repurchase Right, the Purchaser and her, his or its successor in interest, if any, will hold any such Shares in her, his or its possession subject to all of the provisions of this Agreement.

                  (b) COMPANY'S RIGHT TO EXERCISE REPURCHASE RIGHT. The Company shall have the Repurchase Right in the event that any of the following events shall occur:

                  (i) The termination of the Purchaser's Business Relationship with the Company and all Related Corporations, voluntarily or involuntarily, for any reason whatsoever other than for Cause (as defined in Section 4(b) hereof), including death or permanent disability, if the Purchaser is a natural person;

                  (ii) The receivership, bankruptcy or other creditor's proceeding regarding the Purchaser or the taking of any of the Shares by legal process, such as a levy of execution;

                  (iii) If the Purchaser is a natural person, the distribution of shares held by the Purchaser to her or his spouse as such spouse's joint or community interest pursuant to a decree of dissolution, operation of law, divorce, property settlement agreement or for any other reason, except as may be otherwise permitted by the Company; or

                  (iv) The termination of the Purchaser's Business Relationship for Cause (as defined in Section 4(b) hereof).

                  (c) DETERMINATION OF FAIR MARKET VALUE. The fair market value of the Shares shall be, for purposes of this Section 8, determined in accordance with paragraph 6D of the Plan as of the date of the Repurchase Event. The determination by the Board of Directors of the fair market value shall be conclusive and binding.

         9.       FAILURE TO TRANSFER SHARES TO THE COMPANY.

                  (a) If the Purchaser becomes obligated to sell any Shares to the Company under this Agreement and fails or refuses to deliver on a timely basis duly endorsed certificates representing any of the Shares to be sold to the Company, the Company may elect (a) to establish a segregated account to receive the payments, such account to be turned over to the Purchaser upon delivery of the certificates representing such Shares, and (b) immediately to take such action as is appropriate to transfer record title of such Shares from the Purchaser to the Company and treat the Purchaser and such Shares in all respects as if delivery of the certificates representing such Shares had been made as required by this Agreement and to treat such Shares on the books of the Company as if
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         surrendered and any obligation represented by such shares null and void and no longer binding. The Purchaser hereby irrevocably grants the Company a power of attorney for the purpose of effecting the foregoing.

                  (b) Notwithstanding the foregoing, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, upon the triggering of the Company's right to purchase any or all of the Shares under this Agreement, the Purchaser hereby makes, constitutes and appoints the Company, or such other designee of the Company, to act as their proxy and attorney-in-fact for the purpose of effectuating the transactions contemplated by this Agreement. This irrevocable proxy and power of attorney are given to the Company in consideration of, and in order to carry out the terms of this Agreement. This proxy and power of attorney are coupled with an interest and shall not be revocable or revoked by the Purchaser for any reason.

                  (c) The Purchaser expressly agrees with the Company that the Company will be irreparably damaged if this Agreement is not specifically enforced. Upon a breach or threatened breach of the terms, covenants and/or conditions of this Agreement by the Purchaser, the Company, in addition to all other remedies, shall be entitled to a temporary or permanent injunction, without showing any actual damage, and/or a decree for specific performance, in accordance with the provisions hereof.

                  (d) Subject to the terms hereof, Purchaser shall have all the rights of a shareholder with respect to the Unvested Shares while they are subject to this Agreement, including without limitation, the right to vote the Unvested Shares and receive any cash dividends declared thereon. If, from time to time while the Purchaser is holding Unvested Shares, there is any stock dividend, stock split or other change in the Shares, any and all new, substituted or additional securities to which Purchaser is entitled by reason of her, his or its ownership of the Unvested Shares shall be immediately subject to this Agreement and included thereafter as "Shares," or "Unvested Shares," as the case may be, for purposes of this Agreement and the Company's purchase rights.

         10. ADJUSTMENTS FOR CHANGES IN CAPITAL STRUCTURE. If there shall be any change in the Class A Common Stock of the Company through merger, consolidation, reorganization, recapitalization, stock dividend, stock split, combination or exchange of shares, or the like, the number of Shares shall be appropriately increased or decreased proportionately to reflect such change and the restrictions contained in Sections 5, 7 and 8 shall apply with equal force to additional and/or substitute securities, if any, received by the Purchaser in exchange for, or by virtue of her, his or its ownership of, the Shares, except as otherwise determined by the Board of Directors of the Company.

         11. TERMINATION OF RESTRICTIONS. The restrictions on transfer contained in Section 5(a) shall expire as to Shares, and the Company's Right of First Refusal set forth in Section 7 and the Company's Repurchase Right set forth in Section 8 shall expire as to the Vested Shares, on the earliest to occur of (i) the tenth anniversary of the date of this Agreement, (ii) a distribution to the public of shares of common stock of the Company for an aggregate
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public offering price of at least $10 million pursuant to an effective registration statement filed under the Securities Act or any successor statute, or (iii) the occurrence of an Acquisition (as defined in the Plan).

         12. LOCK-UP AGREEMENT. The Purchaser agrees that in connection with an underwritten public offering of Class A Common Stock, upon the request of the Company or the principal underwriter managing such public offering, the Shares may not be sold, offered for sale or otherwise disposed of without the prior written consent of the Company or such underwriter, as the case may be, for at least 270 days after the effectiveness of the registration statement filed in connection with such offering, or such longer period of time as the Board of Directors may determine if all of the Company's directors and officers agree to be similarly bound. The obligations under this Section 12 shall remain effective for all underwritten public offerings with respect to which the Company has filed a registration statement on or before the date five (5) years after the closing of the Company's initial public offering, provided, however, that this Section 12 shall cease to apply to any Share sold to the public pursuant to an effective registration statement or an exemption from the registration requirements of the Securities Act in a transaction that complied with the terms of this Agreement.

         13. NO OBLIGATION TO CONTINUE BUSINESS RELATIONSHIP. Neither the Plan, this Agreement, nor the award of the Shares imposes any obligation on the Company or any Related Corporation to continue the Business Relationship with the Purchaser.

         14. ARBITRATION. Any dispute, controversy, or claim arising out of, in connection with, or relating to the performance of this Agreement or its termination shall be settled by arbitration in the Commonwealth of Massachusetts, pursuant to the rules then obtaining of the American Arbitration Association. Any award shall be final, binding and conclusive upon the parties and a judgment rendered thereon may be entered in any court having jurisdiction thereof.

         15. PROVISION OF DOCUMENTATION TO PURCHASER. By signing this Agreement the Purchaser acknowledges receipt of a copy of this Agreement and a copy of the Plan.

         16.      MISCELLANEOUS.

                  (a) NOTICES. All notices hereunder shall be in writing and shall be deemed given when sent by certified or registered mail, postage prepaid, return receipt requested, to the address set forth below. The addresses for such notices may be changed from time to time by written notice given in the manner provided for herein.

                  (b) ENTIRE AGREEMENT; MODIFICATION. This Agreement constitutes the entire agreement between the parties relative to the subject matter hereof, and supersedes all proposals, written or oral, and all other communications between the parties relating to the subject matter of this Agreement. This Agreement may be modified, amended or rescinded only by a written agreement executed by both parties.
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                  (c)      SEVERABILITY. The invalidity, illegality or
         unenforceability of any provision of this Agreement shall in no way affect the validity, legality or enforceability of any other provision.

                  (d) SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

                  (e) GOVERNING LAW. This Agreement shall be governed by and interpreted in accordance with the laws of the Commonwealth of Massachusetts, without giving effect to the principles of the conflicts of laws thereof.

         [17.     ACCELERATION OF VESTING OF SHARES FOR BUSINESS COMBINATIONS.
Upon an Acquisition (as defined in the Plan), all of the Shares shall, immediately prior to the consummation of such Acquisition, become Vested Shares; provided, however, that the Board of Directors, in its sole discretion, may require that the Purchaser's rights under this section shall be conditioned on approval by shareholders of the Company in accordance with Section 280G(b)(5)(B) of the Code and regulations thereunder.]


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         IN WITNESS WHEREOF, the Company and the Purchaser have caused this instrument to be executed as of the date first above written.



PURCHASER                                    ATLANTIC DATA SERVICES, INC.
                                             One Batterymarch Park
                                             Quincy, MA  02169
____________________________________
PURCHASER

____________________________________         By:________________________________
Street Address
                                             ___________________________________
____________________________________         Title
City        State          Zip Code